UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 13, 2026

SOMNIGROUP INTERNATIONAL INC.
(Exact name of registrant as specified in its charter)

Delaware	001-31922	33-1022198
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Crescent Ct. Suite 700
Dallas, Texas  75201
(Address of principal executive offices) (Zip Code)

(800) 878-8889
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

X	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, $0.01 par value	SGI	New York Stock Exchange

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Merger Agreement

On April 13, 2026, Somnigroup International Inc., a Delaware corporation ("Somnigroup") entered into an Agreement and Plan of Merger (the "Merger Agreement"), with Leggett & Platt, Incorporated, a Missouri corporation ("Leggett & Platt") and Sparrow Unity Corporation, a Missouri corporation and direct, wholly owned subsidiary of Somnigroup ("Merger Sub"), pursuant to which, subject to the terms and conditions of the Merger Agreement, Merger Sub will merge with and into Leggett & Platt (the "Merger"), with Leggett & Platt surviving the Merger as a direct wholly owned subsidiary of Somnigroup. The Merger Agreement has been unanimously approved by the respective boards of directors of Somnigroup and Leggett & Platt.

Subject to the terms and conditions of the Merger Agreement, at the effective time of the Merger (the "Effective Time") and by virtue of the Merger, each share of common stock, par value $0.01 per share, of Leggett & Platt ("LEG Common Stock") issued and outstanding immediately prior to the Effective Time (other than Company Cancelled Shares and Dissenting Shares, each as defined in the Merger Agreement), will be converted automatically into the right to receive 0.1455 (the "Exchange Ratio") shares of common stock, par value $0.01 per share, of Somnigroup ("SGI Common Stock") and, if applicable, cash in lieu of fractional shares (the "Merger Consideration").

The Merger Agreement contains customary representations and warranties of the parties that expire at the closing of the transactions contemplated by the Merger Agreement (the "Closing"). The Merger Agreement also contains customary covenants and agreements, including, among others, covenants relating to: (i) the conduct of business of each of the parties between the date of the signing of the Merger Agreement and the date of the Closing; (ii) regulatory matters, including the parties' efforts to consummate the Closing and to obtain certain approvals from governmental agencies; (iii) the preparation of a registration statement on Form S-4 (the "Form S-4") to be filed by Somnigroup with the United States Securities and Exchange Commission (the "SEC") in connection with the Merger; (iv) the preparation of a proxy statement to be delivered to the stockholders of Leggett & Platt in connection with the Merger; (v) employee benefits to be provided to continuing employees of Leggett & Platt; and (vi) non-solicitation by Leggett & Platt of third party acquisition proposals.

The Closing is subject to the fulfillment or waiver of certain conditions, including, among others, (i) the adoption of the Merger Agreement and approval of the Merger by the stockholders of Leggett & Platt; (ii) the absence of certain legal impediments to the consummation of the Merger (each, a "Legal Impediment"); (iii) the expiration or termination of any applicable waiting period applicable to the Merger under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended ("HSR Act"), and the receipt of all clearances, consents and approvals under certain specified competition and foreign investment laws; (iv) the authorization and approval for listing on the New York Stock Exchange of the shares of SGI Common Stock to be issued in the Merger, subject to official notice of issuance; (v) the effectiveness of the Form S-4 and the absence of any stop order or pending proceeding with respect thereto; (vi) the absence of any material adverse event with respect to Somnigroup and Leggett & Platt since the date of the Merger Agreement; (vii) the receipt by Leggett & Platt of a tax opinion from its tax counsel to the effect that the Merger will qualify as a "reorganization" within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"), and (viii) certain other customary conditions relating to the parties' representations and warranties in the Merger Agreement and the performance of their respective covenants.

The Merger Agreement also contains specified termination rights for the parties, including, among others: (i) by the mutual written consent of both Somnigroup and Leggett & Platt; (ii) by either Somnigroup or Leggett & Platt if the Merger is not consummated before January 13, 2027 (the "End Date") (subject to an automatic first extension to July 13, 2027, a second extension to January 13, 2028 and a third extension to April 13, 2028 (each an "Extension") in certain specified circumstances); (iii) by either Somnigroup or Leggett & Platt if there exists a final and non-appealable Legal Impediment; (iv) by either Somnigroup or Leggett & Platt if the required approval of the Leggett & Platt stockholders (the "LEG Stockholder Approval") is not obtained at the stockholder meeting; (v) by Leggett & Platt, prior to receipt of the LEG Stockholder Approval, in order to substantially concurrently enter into a superior proposal from a third party, subject to certain qualifications; (vi) by Somnigroup if, prior to receipt of the LEG Stockholder Approval, the boards of directors of Leggett & Platt has changed its recommendation in connection with the Merger, or has failed to make or reaffirm such recommendation in certain circumstances (a "Change of Recommendation"); and (vii) by either Somnigroup or Leggett & Platt if the if the other party breaches or fails to perform its representations, warranties, covenants or other agreements and such breach or failure to perform would result in the failure of a condition to close, subject to a specified cure period.

Upon termination of the Merger Agreement under specified circumstances, including the termination by Somnigroup in the event of a Change of Recommendation, termination by Leggett & Platt in order to enter into a superior proposal or the consummation of certain alternative acquisition proposals within 12 months of the termination of the Merger Agreement, Leggett & Platt would be required to pay Somnigroup a termination fee of $64 million.

Upon termination of the Merger Agreement under specified circumstances, including the termination by either party if certain Legal Impediments exist or if the Merger does not occur on or prior to the End Date (subject to any Extension), in each case, under certain specified circumstances related to the failure to obtain required antitrust or foreign investment law approvals under certain specified competition and foreign investment laws, Somnigroup would be required to pay Leggett & Platt a termination fee of $80 million. Furthermore, Somnigroup and Leggett & Platt have agreed to extend the material terms of their existing supply agreement for up to two years, upon the termination of the Merger Agreement under certain specified circumstances.

Immediately prior to the Effective Time, all restrictions on outstanding restricted shares of LEG Common Stock will lapse, and such shares will fully vest and be converted into the right to receive the Merger Consideration. As of the Effective Time, and as a result of the Merger:

•Each option to acquire shares of LEG Common Stock that is outstanding immediately prior to the Effective Time will be assumed by Somnigroup and converted into an option to acquire shares of SGI Common Stock (each, a "SGI Option”), with the same terms and conditions that applied to the original option. Each SGI Option will represent the right to receive a number of shares of SGI Common Stock equal to the number of shares of LEG Common Stock subject to the original option multiplied by the Exchange Ratio, and will have an exercise price per share equal to the exercise price per share of the original option, divided by the Exchange Ratio.

•Each restricted stock unit ("RSU") award covering shares of LEG Common Stock (each, a "LEG RSU Award") that is outstanding immediately prior to the Effective Time, other than a LEG RSU Award issued under Leggett & Platt's deferred compensation plans, will be assumed by Somnigroup and converted into an RSU award covering shares of SGI Common Stock (each, a "SGI RSU Award"), with the same terms and conditions that applied to the original award. The number of shares of SGI Common Stock subject to each such SGI RSU Award will equal the number of shares of LEG Common Stock subject to the LEG RSU Award, multiplied by the Exchange Ratio.

•Each performance stock unit award covering shares of LEG Common Stock (each, a "LEG PSU Award") for which the performance period has not yet ended that is outstanding immediately prior to the Effective Time will be assumed by Somnigroup and converted into a SGI RSU Award, with the same terms and conditions that applied to the original award, except that the SGI RSU Award will not be subject to performance conditions. Performance will be deemed achieved at maximum, and the number of shares of SGI Common Stock subject to each such SGI RSU Award will equal 200% of the target number of shares of LEG Common Stock subject to the LEG PSU Award, multiplied by the Exchange Ratio.

•Each LEG PSU Award for which the performance period has ended that is outstanding immediately prior to the Effective Time will constitute the right to receive shares of SGI Common Stock equal to the number of shares of LEG Common Stock earned based on actual performance during the performance period, multiplied by the Exchange Ratio.

•Stock units that track LEG Common Stock held in participant accounts under Leggett & Platt's deferred compensation plans will be converted into notional cash investments based on the average closing price of LEG Common Stock for the five trading days immediately prior to the closing date of the Merger. Such notional cash will be reinvested in one or more diversified investment options as determined by Somnigroup's board of directors, in accordance with the directions of affected participants.

Any SGI Option or SGI RSU Awards held by an individual who is not employed by or in service with Leggett & Platt or its subsidiaries at the Effective Time will be settled solely in cash based on the closing price of SGI Common Stock on the applicable exercise or settlement date.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which is attached hereto as Exhibit 2.1 and the terms of which are incorporated herein by reference. The Merger Agreement has been included as an exhibit hereto solely to provide investors and security holders with information regarding its terms. It is not intended to provide any other factual information about Somnigroup, Leggett & Platt or their respective affiliates. The representations, warranties and covenants contained in the Merger Agreement are made only for purposes of the Merger Agreement and are made as of specific dates, are solely for the benefit of the parties, are subject to qualifications and limitations agreed upon by the parties, including being qualified by confidential disclosures made for the purpose of allocating risk between the parties rather than establishing matters as facts, and may be subject to standards of materiality applicable to the parties that differ from those applicable to investors or security holders. Investors and security holders should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of Somnigroup, Leggett & Platt or their respective affiliates. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in public disclosures.

Forward-Looking Statements

This Current Report, including the information incorporated by reference herein, contains statements that may be characterized as "forward-looking" within the meaning of the federal securities laws. Such statements might include information concerning one or more of Somnigroup's and Leggett & Platt's plans, guidance, objectives, goals, strategies and other information that is not historical information. When used in this Current Report, the words "will," "targets," "expects," "anticipates," "plans," "proposed," "intends," "outlook" and variations of such words or similar expressions are intended to identify forward-looking statements. These forward-looking statements include, without limitation, statements relating to Somnigroup's expectations regarding the impact of the proposed transaction on Somnigroup's brands, products, customer base, results of operations, or financial position, its share repurchases, adjusted EPS, net leverage, operating cash flow, net income, future performance, cost and run-rate synergies, funding sources, expected capital structure, the financial impact of Leggett & Platt's existing long-term debt, ability to deleverage after the proposed transaction, the expected timing and likelihood of completion of the proposed transaction, the integration of Leggett & Platt with Somnigroup's business and personnel and Somnigroup's and Leggett & Platt's post-acquisition financial reporting. Any forward-looking statements contained herein are based upon current expectations and beliefs and various assumptions. There can be no assurance that these expectations or beliefs will prove correct.

Numerous factors, many of which are beyond Somnigroup's and Leggett & Platt's control, could cause actual results to differ materially from any that may be expressed herein as forward-looking statements. These potential risks include risks associated with Leggett & Platt's ongoing operations; the ability to obtain the requisite Leggett & Platt shareholder approval; the risk that Somnigroup or Leggett & Platt may be unable to obtain governmental and regulatory approvals required for the proposed transaction (and the risk that such approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the proposed transaction); the risk that an event, change or other circumstance could give rise to the termination of the proposed transaction; the risk of delays in completing the proposed transaction; the ability to successfully integrate Leggett & Platt into Somnigroup's operations and realize synergies from the proposed transaction and the expected run-rate of such synergies; the possibility that the expected benefits of the acquisition are not realized when expected or at all; the risk that any announcement relating to the proposed transaction could have adverse effects on the market price of SGI Common Stock or LEG Common Stock; the risk of litigation related to the proposed transaction; the diversion of management time from ongoing business operations and opportunities as a result of the proposed transaction; the risk of adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the proposed transaction; general economic, financial and industry conditions, particularly conditions relating to the financial performance and related credit issues present in the retail sector, as well as consumer confidence and the availability of consumer financing; the impact of the macroeconomic environment in both the U.S. and internationally on Somnigroup and Leggett & Platt; uncertainties arising from national and global events; industry competition; the effects of consolidation of retailers on revenues and costs; consumer acceptance and changes in demand for Somnigroup's and Leggett & Platt's products; and other risks inherent in Somnigroup's and Leggett & Platt's businesses.

All such factors are difficult to predict, are beyond Somnigroup's and Leggett & Platt's control and are subject to additional risks and uncertainties, including those detailed in Somnigroup's annual report on Form 10-K for the year ended December 31, 2025 and those detailed in Leggett & Platt's annual report on Form 10-K for the year ended December 31, 2025. These risks, as well as other risks related to the proposed transaction, will be included in the Form S-4 and proxy statement/prospectus (as defined below) that Somnigroup and Leggett & Platt intend to file with the SEC in connection with the proposed transaction. There may be other factors that may cause Somnigroup's and Leggett & Platt's actual results to differ materially from the forward-looking statements. Neither Somnigroup nor Leggett & Platt undertakes any obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law.

No Offer or Solicitation

This Current Report is not intended to be, and shall not constitute, an offer to sell, buy or exchange or the solicitation of an offer to sell, buy or exchange any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Additional Information and Where to Find It

In connection with the proposed transaction, Somnigroup intends to file with the SEC a registration statement on Form S-4 that will include a proxy statement of Leggett & Platt and that will also constitute a prospectus of Somnigroup with respect to the shares of SGI Common Stock to be issued in the proposed transaction (the "proxy statement/prospectus"). The definitive proxy statement/prospectus (if and when available) will be filed with the SEC by, and mailed to shareholders of, Leggett & Platt. Each of Somnigroup and Leggett & Platt may also file other relevant documents with the SEC regarding the proposed transaction.

This Current Report is not a substitute for the Form S-4, the proxy statement/prospectus or any other document that Somnigroup or Leggett & Platt may file with the SEC in connection with the proposed transaction. INVESTORS AND SECURITY HOLDERS OF SOMNIGROUP AND LEGGETT & PLATT ARE URGED TO READ THE FORM S-4, THE PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, CAREFULLY IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain copies of these documents (if and when available), as well as other filings containing information about Somnigroup and Leggett & Platt, free of charge on the SEC's website at www.sec.gov. Copies of the documents filed with, or furnished to, the SEC by Somnigroup will be available free of charge on Somnigroup's website at https://somnigroup.com/investor-resources/financials/sec-filings/default.aspx. Copies of the documents filed with, or furnished to, the SEC by Leggett & Platt will be available free of charge on Leggett & Platt's website at https://leggett.gcs-web.com/financials/sec-filings. The information included on, or accessible through, Somnigroup's or Leggett & Platt's website is not incorporated by reference into this Current Report.

Somnigroup, Leggett & Platt and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies with respect to the proposed transaction under the rules of the SEC. You can find information about Somnigroup's executive officers and directors in Somnigroup's definitive proxy statement filed with the SEC on March 31, 2026, under the section entitled "Proposal No. 1 — Election of Directors - Executive Officers," "Proposal No. 1 — Election of Directors - Nominees to Board of Directors," "Stock Ownership – Stock Ownership of Certain Beneficial Owners and Directors and Executive Officers," "Executive Compensation and Related Information - Compensation of Executive Officers" and "Director Compensation." You can find information about Leggett & Platt's executive officers and directors in Leggett & Platt's Annual Report on Form 10-K for the year ended December 31, 2025, under the sections entitled "Supplemental Item. Information About Our Executive Officers" and "Directors, Executive Officers and Corporate Governance," and in Leggett & Platt's definitive proxy statement filed with the SEC on April 7, 2026, under the sections entitled "Corporate Governance and Board Matters - Director Compensation," "Proposals to be Voted On at the Annual Meeting - Proposal One: Election of Directors," "Executive Compensation and Related Matters - Compensation Discussion & Analysis" and "Security Ownership - Security Ownership of Directors and Executive Officers." Additional information regarding the interests of the participants in the solicitation of proxies will be included in the Form S-4, the proxy statement/prospectus and other relevant materials to be filed with the SEC if and when they become available. You should read the Form S-4 and the proxy statement/prospectus carefully when available before making any voting or investment decisions. You may obtain free copies of these documents using the sources indicated above.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit	Description
2.1	Agreement and Plan of Merger, dated as of April 13, 2026, by and among Somnigroup International Inc., Sparrow Unity Corporation and Leggett & Platt, Incorporated *
104	Cover page interactive data file (embedded within the Inline XBRL document)
_____________________
*    certain schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The registrant agrees to furnish supplementally a copy of any omitted schedule or exhibit to the SEC upon its request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  April 13, 2026

Somnigroup International Inc.

By:	/s/ Bhaskar Rao
Name:	Bhaskar Rao
Title:	Executive Vice President & Chief Financial Officer